                                  SCHEDULE 14A
                                 (RULE 14-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                            ------------------------
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                             POLYCOM, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                                     [LOGO]
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 20, 1999

                            ------------------------

To The Stockholders of Polycom:

    Notice is hereby given that the Annual Meeting of Stockholders of Polycom, Inc., a Delaware corporation (the "Company"), will be held on Thursday, May 20, 1999 at 9:00 a.m., local time, at the Company's facilities, 2584 Junction Avenue, San Jose, California 95134, for the following purposes:

    1. To elect directors to serve for the ensuing year and until their successors are duly elected and qualified.

    2. To consider and approve an amendment to the Company's 1996 Stock Incentive Plan changing the amount and characteristics of options granted to non-employee directors under the automatic option grant program, and to ratify and approve the material terms of the Company's 1996 Stock Incentive Plan.

    3. To consider and approve an amendment to the Company's 1996 Stock Incentive Plan increasing the number of shares of Common Stock reserved for issuance thereunder from 4,125,000 to 5,625,000 shares, and to ratify and approve the material terms of the Company's 1996 Stock Incentive Program.

    4. To consider and approve an amendment to the Company's Employee Stock Purchase Plan increasing the number of shares of Common Stock reserved for issuance thereunder from 500,000 to 1,000,000 shares, and to ratify and approve the material terms of the Company's Employee Stock Purchase Plan.

    5. To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for the Company for the fiscal year ending January 2, 2000.

    6. To transact such other business as may properly come before the meeting or any adjournment thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on April 12, 1999 are entitled to notice of and to vote at the Annual Meeting.

    All stockholders are cordially invited to attend the meeting in person. Whether or not you plan to attend, please sign and return the enclosed Proxy as promptly as possible in the envelope enclosed. Should you receive more than one proxy because your shares are registered in different names or addresses, please sign and return each proxy to assure that all your shares will be voted. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

                                          By Order of the Board of Directors of
                                          Polycom, Inc.

                                          /s/ ROBERT C. HAGERTY

                                          Robert C. Hagerty
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

San Jose, California
April 19, 1999

YOUR VOTE IS IMPORTANT TO THE COMPANY. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENVELOPE PROVIDED.

                                 POLYCOM, INC.
                              2584 JUNCTION AVENUE
                           SAN JOSE, CALIFORNIA 95134

                            ------------------------

                                PROXY STATEMENT
                    FOR 1999 ANNUAL MEETING OF STOCKHOLDERS

                             ---------------------

                               PROCEDURAL MATTERS

GENERAL

    The enclosed Proxy is solicited on behalf of the Board of Directors of Polycom, Inc., a Delaware corporation (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, May 20, 1999 at 9:00 a.m., local time, and at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's facilities at 2584 Junction Avenue, San Jose, California 95134. The Company's telephone number is (408) 526-9000. These proxy solicitation materials were mailed on or about April 19, 1999, together with the Company's 1998 Annual Report to Stockholders, to all stockholders entitled to vote at the Annual Meeting.

RECORD DATE AND SHARES OUTSTANDING

    Stockholders of record at the close of business on April 12, 1999 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 32,183,253 shares of the Company's common stock, $0.0005 par value (the "Common Stock"), were issued and outstanding and entitled to be voted at the Annual Meeting. No shares of the Company's preferred stock were outstanding as of the Record Date. For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company's Common Stock, see "Management--Security Ownership of Management and Certain Beneficial Owners."

VOTING

    Each stockholder entitled to vote at the Annual Meeting is entitled to one vote for each share of Common Stock held as of the Record Date on all matters presented at the Annual Meeting. The required quorum for the transaction of business at the Annual Meeting is a majority of shares of Common Stock outstanding on the Record Date, entitled to vote, present in person or represented by proxy. Abstentions and broker non-votes are counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business.

    Directors are elected by a plurality of the votes of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Stockholders do not have the right to cumulate their votes in the election of directors. Since votes are cast in favor of or withheld from each nominee, abstentions and broker non-votes will have no effect on the outcome.

    Proposals two, three, four and five each require for approval the affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote. With regard to proposals two, three, four and five, abstentions will have the same effect as negative votes, while broker non-votes are not included in the total number of votes cast on a proposal and therefore will not be counted for purposes of determining whether a proposal has been approved. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

REVOCABILITY OF PROXIES

    Any proxy given pursuant to the solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company at or before the taking of the vote at the Annual Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of the Company at or before the taking of the vote at the Annual Meeting or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be delivered to Polycom, Inc., 2584 Junction Avenue, San Jose, California 95134, Attention: Secretary, or hand-delivered to the Secretary of the Company at or before the taking of the vote at the Annual Meeting.

SOLICITATION OF PROXIES

    The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, personally or by telephone, letter facsimile or other means of communication. No additional compensation will be paid to directors, officers and employees who participate in these communications.

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

NOMINEES

    The Board of Directors has selected eight nominees, all of whom are currently serving as directors of the Company. The names of the persons who are nominees for director and their positions with the Company as of April 19, 1999 are set forth in the table below. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve. In the event any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees named below.

    The name of and certain information regarding each nominee is set forth below.

NAME                               AGE                                        POSITION
-----------------------------      ---      -----------------------------------------------------------------------------
Brian L. Hinman..............          37   Chairman of the Board of Directors
Robert C. Hagerty............          47   President, Chief Executive Officer and Director
Michael R. Kourey............          39   Senior Vice President, Finance and Administration, Chief Financial Officer,
                                              Secretary and Director
Betsy S. Atkins..............          43   Director
Bandel Carano(1)(2)..........          37   Director
Stanley J. Meresman(1).......          52   Director
John P. Morgridge(1)(2)......          65   Director
James R. Swartz..............          56   Director

------------------------

(1) Member of Audit Committee

(2) Member of Compensation Committee

    BRIAN L. HINMAN is a founder of the Company and has served as the Chairman of the Board of Directors since January 1997. Mr. Hinman has served as President and Chief Executive Officer of 2Wire, Inc. since July 1998. Mr. Hinman served as the Chief Executive Officer of the Company from the Company's inception to July 1998, and as President from the Company's inception until December 1996. Prior to founding the Company, Mr. Hinman co-founded PictureTel where he served as Vice President of Engineering from August 1984 to January 1991. He is a co-founder of the International Multimedia Teleconferencing Consortium, Inc. Mr. Hinman holds eight U.S. patents in the teleconferencing field. Mr. Hinman holds a B.S.E.E. from the University of Maryland and an M.S.E.E. from the Massachusetts Institute of Technology.

    ROBERT C. HAGERTY joined the Company in January 1997 as President and Chief Operating Officer and as a member of the Board of Directors. In July 1998, Mr. Hagerty was named the Company's Chief Executive Officer. Prior to joining Polycom, Mr. Hagerty served as President of Stylus Assets, Ltd., a developer of software and hardware products for fax, document management and Internet communications. He also held several key management positions with Logitech, including Operating Committee Member to the Office of the President, and Senior Vice President/General Manager of Logitech's retail division and worldwide operations. In addition, Mr. Hagerty's career history includes positions as Vice President, High Performance Products for Conner Peripherals, Director of Manufacturing Operations and General Manager for Signal Corporation, and Operations Manager for Digital Equipment Corporation. Mr. Hagerty holds a B.S. in Operations Research and Industrial Engineering from the University of Massachusetts, and an M.A. in Management from St. Mary's College of California.

    MICHAEL R. KOUREY has been a director of the Company since January 1999. Mr. Kourey has served as Senior Vice President, Finance and Administration since January 1999 and as Chief Financial Officer of the Company since January 1995. Mr. Kourey has served as the Secretary of the Company since June 1993. He also served as Vice President, Finance and Administration from January 1995 to January 1999, as Vice President, Finance and Operations from July 1991 to January 1995 and as the Treasurer of the Company from June 1993 to March 1997. Prior to joining Polycom, he was Vice President, Operations of Verilink Corporation. Mr. Kourey holds a B.S. in Managerial Economics from the University of California, Davis, and an M.B.A. from the University of Santa Clara.

    BETSY S. ATKINS has been a director of the Company since April 1999. Ms. Atkins served as President and Chief Executive Officer of Nellson Candies, Inc. from 1990 to 1993. From 1989 to 1990, Ms. Atkins was Vice President of Marketing and Sales for Ascend Communications Corporation. Ms. Atkins is also a director of Ascend Communications Corporation, Caere Corporation, Olympic Steel, Inc., Secure Computing Corporation and a number of private companies. Ms. Atkins holds a B.A. from the University of Massachusetts.

    BANDEL CARANO has been a director of the Company since July 1991. Since 1987, Mr. Carano has been a General Partner of Oak Investment Partners, a venture capital investment firm. Mr. Carano is also a director of Pulsepoint Communications and a number of private companies. Mr. Carano received both his B.S. and M.S. in Electrical Engineering from Stanford University.

    STANLEY J. MERESMAN has been a director of the Company since January 1995. Mr. Meresman served as the Senior Vice President, Finance and Chief Financial Officer of Silicon Graphics, Inc. from May 1989 to May 1997. Prior to joining Silicon Graphics, Mr. Meresman was Vice President, Finance and Administration, and Chief Financial Officer of Cypress Semiconductor Corporation. Mr. Meresman holds a B.S. in Industrial Engineering and Operations Research from the University of California, Berkeley and an M.B.A. from Stanford University.

    JOHN P. MORGRIDGE has been a director of the Company since April 1992. Mr. Morgridge has served as the Chairman of the Board of Cisco Systems, Inc. since January 1995. Mr. Morgridge also served as President and Chief Executive Officer of Cisco from October 1988 to January 1995. Mr. Morgridge served as President and Chief Operating Officer of GRiD Systems Corporation from 1986 to 1988. From 1980 to 1986, Mr. Morgridge was Vice President of Sales, Marketing and Service for Stratus Computers, Inc. Mr. Morgridge holds a B.B.A. in Marketing and Finance from the University of Wisconsin and an M.B.A. from Stanford University.

    JAMES R. SWARTZ has been a director of the Company since July 1991. Mr. Swartz co-founded Accel Partners, a venture capital investment firm, and has been managing partner of Accel Partners since September 1983. Mr. Swartz is also a director of FVC.Com, Inc., Netopia, Inc., Remedy Corporation and a number of private companies. Mr. Swartz holds an A.B. in Engineering Sciences and Applied Physics from Harvard University and an M.S.I.A. from Carnegie Mellon University.

    There are no family relationships among any of the directors or executive officers of the Company. The Company's bylaws authorize the Board of Directors to fix the number of directors by resolution. The Company currently has authorized eight directors. Each director holds office until the next annual meeting of stockholders or until his successor is duly elected and qualified. The officers serve at the discretion of the Board of Directors.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

    The eight candidates receiving the highest number of affirmative votes of the shares represented in person or by proxy and voting on this particular matter at the Annual Meeting will be elected directors of the Company to serve until the next Annual Meeting or until their successors have been elected and qualified.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                 FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.

BOARD AND COMMITTEES MEETINGS

    During the fiscal year ended January 3, 1999, the Board of Directors held five meetings. Each of the directors attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors and
(ii) the total number of meetings held by all committees of the Board on which he served during the past fiscal year. The Board of Directors of the Company has two standing committees: an Audit Committee and a Compensation Committee. The Board of Directors does not have a nominating committee or a committee performing the functions of a nominating committee.

    The Audit Committee, which consists of Messrs. Carano, Meresman and Morgridge, is responsible for reviewing internal auditing procedures, the adequacy of internal controls, and the results and scope of the audit and other services provided by the Company's independent accountants. The Audit Committee held four meetings during the last fiscal year.

    The Compensation Committee, which consists of Messrs. Carano and Morgridge, is primarily responsible for reviewing and approving the Company's general compensation policies and establishing salaries, incentives and other forms of compensation for the Company's executive officers and other employees of the Company. The Compensation Committee also has the exclusive authority to administer the Company's 1996 Stock Incentive Plan and make option grants thereunder, and administers the other benefit plans of the Company. The Compensation Committee held five meetings during the last fiscal year.

COMPENSATION OF DIRECTORS

    The Company has not in the past paid cash compensation to its directors. In fiscal 1999, each non-employee director will receive $2,500 for each attended meeting of the Board of Directors and $2,500 for each attended Board committee meeting, plus all expenses associated with attendance at such meetings, as their sole cash compensation.

    In addition, non-employee members of the Board of Directors are eligible to receive periodic option grants under the Automatic Option Grant program under the Company's 1996 Stock Incentive Plan. During fiscal 1998, Messrs. Carano, Meresman, Morgridge and Swartz each received an option grant under the Automatic Option Grant Program for 5,000 shares with an exercise price of $15.125 per share. Each option is immediately exercisable for all of the option shares, but any shares purchased under the option will be subject to repurchase by the Company, at the exercise price, upon the optionee's cessation of Board service during a two-year vesting period. The shares will vest, and the Company's repurchase right will lapse, as to 50% of the shares in each of two successive equal annual installments, provided that the optionee has continued to serve on the Board of Directors. The option shares will vest immediately upon an acquisition of the Company by merger or asset sale or upon certain other changes in control or ownership of the Company. In addition, upon the completion of a hostile tender offer for more than 50% of the Company's outstanding voting stock, each option may be surrendered to the Company in return for a cash payment in a per share amount equal to the excess of the highest reported price per share of Common Stock paid in the tender offer over the per share option exercise price.

                                  PROPOSAL TWO
      AMENDMENT TO THE 1996 STOCK INCENTIVE PLAN TO CHANGE THE AMOUNT AND CHARACTERISTICS OF OPTIONS GRANTED TO NON-EMPLOYEE MEMBERS OF THE BOARD OF
               DIRECTORS UNDER THE AUTOMATIC OPTION GRANT PROGRAM

    Since 1996, the Company has provided stock options as an incentive to its non-employee members of the Board of Directors. In light of competition among companies for directors with appropriate experience, the purpose of the amendment is to attract the best available personnel for service as outside directors of the Company and to provide additional incentive to the outside directors to encourage their continued service on the Board.

PROPOSED AMENDMENT

    In January, 1999, the Company's Board of Directors, subject to stockholder approval, adopted an amendment to the automatic option grant program under the Company's 1996 Stock Incentive Plan (the "1996 Plan") to (i) eliminate the one-time automatic grant of a non-statutory option to purchase 20,000 shares of Common Stock to new non-employee members of the Board, (ii) increase the annual number of options granted to each non-employee Board member that continues to serve as a director of the Company from 5,000 shares on the date of each annual stockholders meeting to 15,000 shares (3,750 of which will be granted on the date of each annual stockholders meeting and 3,750 of which will be granted on each of the dates three months, six months and nine months following the annual stockholders meeting), (iii) eliminate the requirement that a non-employee Board member serve for six months before such a grant is made, (iv) provide that such options shall be immediately and fully vested upon the date they are granted and
(v) decrease the amount of time before expiration of each such option from ten years to two years, measured from the option grant date.

REQUIRED VOTE AND BOARD OF DIRECTORS' RECOMMENDATION

    The affirmative vote of a majority of the outstanding shares of the Company present in person or represented by proxy and entitled to vote at the Annual Meeting is required for approval of the amendment to the Automatic Option Grant Program under the 1996 Plan. The effect of an abstention is the same as a vote against approval of the amendment. Should such stockholder approval not be obtained, then the 1996 Plan will remain unchanged, and option grants and direct stock issuances will continue to be made pursuant to the provisions of the 1996 Plan in effect prior to the amendments summarized in this proposal.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO THE AUTOMATIC
           OPTION GRANT PROGRAM UNDER THE 1996 STOCK INCENTIVE PLAN.

DESCRIPTION OF THE 1996 STOCK INCENTIVE PLAN

    The following is a summary of the principal features of the 1996 Plan. However, the summary does not purport to be a complete description of all the provisions of the 1996 Plan, which in its current form is filed as Exhibit 99.1 to the Company's Registration Statement on Form S-8 (Registration No. 333-43059).

EQUITY INCENTIVE PROGRAMS

    The 1996 Plan contains three (3) separate equity incentive programs: (i) a Discretionary Option Grant Program, (ii) an Automatic Option Grant Program, and
(iii) a Stock Issuance Program. The principal features of these programs are described below. The 1996 Plan (other than the Automatic Option Grant Program) is administered by the Compensation Committee of the Board. The Compensation Committee acting in such administrative capacity (the "Plan Administrator") has complete discretion (subject to the provisions of the 1996 Plan) to authorize option grants and direct stock issuances under the 1996 Plan.

Pursuant to provisions in the 1996 Plan, the Board may appoint a Secondary Committee of one or more Board members, including employee directors, to authorize option grants and direct stock issuances to eligible persons other than Board members and executive officers subject to the short-swing liability provisions of the federal securities laws. All grants under the Automatic Option Grant Program are to be made in strict compliance with the provisions of that program, and no administrative discretion will be exercised by the Plan Administrator with respect to the grants made under such program. Stockholder approval of this Proposal will also constitute pre-approval of each option which is granted on or after the date of the Annual Meeting pursuant to the provisions of the Automatic Option Grant Program and the subsequent exercise of each such option in accordance with those provisions.

SHARE RESERVE

    A total of 4,125,000 shares of Common Stock has been reserved for issuance over the term of the 1996 Plan, however, Proposal Three, if approved, will raise the number of shares reserved to 5,625,000 shares. For more information see "Proposal Three-- Amendment to the 1996 Stock Incentive Plan to Increase the Number of Shares Reserved For Issuance Thereunder" beginning on page 13. In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and class of securities issuable under the 1996 Plan, (ii) the maximum number and class of securities for which any one participant may be granted stock options and direct stock issuances under the 1996 Plan, (iii) the number and class of securities for which option grants will subsequently be made under the Automatic Option Grant Program to each newly-elected or continuing non-employee Board member, and (iv) the number and class of securities and the exercise price per share in effect under each outstanding option.

    Should an option expire or terminate for any reason prior to exercise in full or be canceled in accordance with the provisions of the 1996 Plan, the shares subject to the portion of the option not so exercised or canceled will be available for subsequent issuance under the 1996 Plan. Unvested shares issued under the 1996 Plan and subsequently repurchased by the Company at the original option exercise or direct issue price paid per share will also be added back to the share reserve and will accordingly be available for subsequent issuance under the 1996 Plan.

    Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") places limits on the deductibility for federal income tax purposes on compensation paid to certain executive officers of the Company. In order to qualify the compensation income associated with options granted to such persons as "performance-based" compensation under Section 162(m) of the Code, thereby preserving the Company's ability to deduct such compensation income, the 1996 Plan provides that in no event may any one participant in the 1996 Plan be granted stock options and direct stock issuances for more than 300,000 shares in the aggregate per calendar year under the 1996 Plan.

ELIGIBILITY

    Employees of the Company or any parent or subsidiary, non-employee members of the Board or the board of directors of any parent or subsidiary corporation, and consultants and other independent advisors in the service of the Company or its parent or subsidiary corporations will be eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. Non-employee members of the Board will also be eligible to participate in the Automatic Option Grant Program.

    As of March 5, 1999, seven executive officers, four non-employee Board members and approximately 245 other employees were eligible to participate in the Discretionary Option Grant and Stock Issuance Programs, and the four non-employee Board members were also eligible to participate in the Automatic Option Grant Program.

DISCRETIONARY OPTION GRANT PROGRAM

    Options granted under the Discretionary Option Grant Program must have an exercise price per share not less than the fair market value per share of Common Stock on the option grant date. No granted option can have a term in excess of ten years. Granted options generally become exercisable in a series of installments over the optionee's period of service with the Company.

    Upon cessation of service, the optionee will have a limited period of time in which to exercise his or her outstanding options for any shares in which the optionee is vested at that time. The Plan Administrator has complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

    The shares of Common Stock acquired upon the exercise of one or more options may be unvested and subject to repurchase by the Company, at the original exercise price paid per share, if the optionee ceases service with the Company prior to vesting in those shares. The Plan Administrator has complete discretion to establish the vesting schedule to be in effect for any such unvested shares and, in certain circumstances, may cancel the Company's outstanding repurchase rights with respect to those shares and thereby accelerate the vesting of those shares.

    The Plan Administrator also has the authority to effect the cancellation of outstanding options under the Discretionary Option Grant Program (including outstanding options under the Predecessor Plan) and to issue replacement options with an exercise price based on the fair market price of Common Stock at the time of the new grant.

    The Plan Administrator is authorized to issue two types of stock appreciation rights in connection with option grants made under the Discretionary Option Grant Program:

    TANDEM STOCK APPRECIATION rights provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (a) the fair market value of the vested shares of Common Stock subject to the surrendered option over (b) the aggregate exercise price payable for those shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in shares of Common Stock.

    LIMITED STOCK APPRECIATION rights may be provided to one or more non-employee Board members or officers of the Company as part of their option grants. Any option with such limited stock appreciation rights may be surrendered to the Company upon the successful completion of a hostile tender offer for more than 50% of the Company's outstanding voting stock. In return for the surrendered option, the officer will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (a) the highest price paid per share of Common Stock in connection with the tender offer over (b) the exercise price payable for such share.

AUTOMATIC OPTION GRANT PROGRAM

    Under the existing Automatic Option Grant Program each individual who first becomes a non-employee Board member, whether through election by the stockholders or appointment by the Board, is automatically granted, at the time of such initial election or appointment, a non-statutory option to purchase 20,000 shares of Common Stock (an "Initial Grant"), provided such individual has not previously been in the Company's employ. Each Initial Grant has an exercise price per share equal to 100% of the fair market value per share of Common Stock on the option grant date and a maximum term of ten years measured from the grant date, subject to earlier termination. Each Initial Grant is immediately exercisable for all the option shares. However, any shares purchased under the option will be subject to repurchase by the Company, at the option exercise price paid per share, upon the optionee's cessation of Board service prior to vesting in those shares. The shares subject to each Initial Grant vest in a series of four successive equal annual installments upon the optionee's completion of each year of Board service over the four year period measured from the grant date.

    Proposal Two, if approved by the stockholders, will eliminate the Initial Grant as it applies to any person who in the future joins the Board as a new non-employee member. Current non-employee members of the Board will continue to hold and vest in their Initial Grants pursuant to the original terms of such grants.

    Additionally, under the existing Automatic Option Grant Program, on the date of each Annual Meeting, each individual who is to continue to serve as a non-employee Board member is automatically granted a non-statutory option to purchase 5,000 shares of the Company's Common Stock (a "Recurring Grant"), provided such individual has served as a non-employee Board member for at least six (6) months. There is no limit on the number of such Recurring Grants that any one non-employee Board member may receive over his or her period of Board service. Each Recurring Grant has an exercise price per share equal to 100% of the fair market value per share of Common Stock on the option grant date and a maximum term of ten years measured from the grant date, subject to earlier termination. Each Recurring Grant is immediately exercisable for all the option shares. However, any shares purchased under the option will be subject to repurchase by the Company, at the option exercise price paid per share, upon the optionee's cessation of Board service prior to vesting in those shares. The shares subject to each Recurring Grant vest in two successive equal annual installments over the optionee's period of continued service as a Board member, with the first such installment to vest upon the optionee's completion of one year of Board service measured from the grant date.

    Proposal Two, if approved by the stockholders, will (i) increase the number of shares under the Recurring Grant from 5,000 to 15,000 (3,750 of which will be granted each quarter), (ii) eliminate the requirement that a non-employee Board member serve for six months before a Recurring Grant is made, (iii) reduce the maximum term before expiration of a specific grant from ten years to two years, measured from the grant date and (iv) provide that the options granted pursuant to the Recurring Grants will be immediately and fully vested upon the date they are granted.

    Under the existing plan, and as proposed to be amended pursuant to Proposal Two, should the optionee cease to serve as a Board member, the optionee generally has until the earlier of (i) the twelve month period following such cessation of service or (ii) the expiration date of the option term, in which to exercise the option for the number of shares that are vested at the time of such individual's cessation of Board service. Under the existing plan, the shares subject to each automatic option grant immediately vest in full upon (i) the optionee's death or permanent disability while a Board member, (ii) an acquisition of the Company by merger or asset sale, (iii) the successful completion of a tender offer for more than 50% of the Company's outstanding voting stock or (iv) a change in the majority of the Board effected through one or more proxy contests for Board membership. In addition, upon the successful completion of a hostile tender offer for more than 50% of the Company's outstanding voting stock, each option may be surrendered to the Company for a cash payment in an amount equal to the excess of the highest price per share of Common Stock paid in connection with such tender offer over the per share exercise price multiplied by the number of shares subject to such option.

STOCK ISSUANCE PROGRAM

    Shares may be sold under the Stock Issuance Program at a price per share not less than the fair market value on the issuance date, payable in cash or through a promissory note payable to the Company. Shares may also be issued solely as a bonus for past services.

    The issued shares may either be immediately vested upon issuance or subject to a vesting schedule tied to the performance of service or the attainment of performance goals. The Plan Administrator, however, has the discretionary authority at any time to accelerate the vesting of any and all unvested shares outstanding under the 1996 Plan.

CHANGE OF CONTROL PROVISIONS

    In the event that the Company is acquired by merger or asset sale, the vesting of each outstanding option under the Discretionary Option Grant Program which is not to be assumed by the successor corporation, including options held by the Company's executive officers, will automatically accelerate in full, and all unvested shares issued under the Discretionary Option Grant and Stock Issuance Programs will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are to be assigned to the successor corporation. Any options assumed in connection with such acquisition may, in the Plan Administrator's discretion, be subject to immediate acceleration of vesting, and any unvested shares which do not vest at the time of such acquisition may be subject to full and immediate vesting, in the event the individual's service with the successor entity is subsequently terminated within a specified period following the acquisition. In connection with a change in control of the Company other than by merger or asset sale (whether such change of control is by successful tender offer for more than 50% of the outstanding voting stock or a change in the majority of the Board by one or more contested elections for Board membership), the Plan Administrator will have the discretionary authority to provide for automatic acceleration of vesting of outstanding options under the Discretionary Option Grant Program and the automatic vesting of all unvested shares issued under the Discretionary Option Grant and Stock Issuance Programs, with such acceleration of vesting to occur either at the time of such change in control or upon the subsequent termination of the individual's service.

    The acceleration of vesting upon a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

SPECIAL TAX ELECTION

    The Plan Administrator may provide one or more holders of options or unvested shares (other than the options granted or the shares issued under the Automatic Option Grant Program) with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the tax liability incurred by such individuals in connection with the exercise of those options or the vesting of those shares. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of Common Stock in payment of such tax liability.

FEDERAL INCOME TAX CONSEQUENCES

OPTION GRANTS

    Options granted under the 1996 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

    INCENTIVE OPTIONS. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

    Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date over
(ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

    If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

    NON-STATUTORY OPTIONS. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will generally recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

    If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

    The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

STOCK APPRECIATION RIGHTS

    An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to an income tax deduction equal to such distribution for the taxable year in which the ordinary income is recognized by the optionee.

DIRECT STOCK ISSUANCE

    The tax principles applicable to direct stock issuances under the 1996 Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

    The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options will qualify as performance-based compensation for purposes of Internal Revenue Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those options will remain deductible by the Company without limitation under Internal Revenue Code Section 162(m).

ACCOUNTING TREATMENT

    Option grants or stock issuances with exercise or issue prices equal to the fair market value of the shares at the time of issuance or grant will not result in any charge to the Company's earnings, but the Company must disclose in the notes to the Company's financial statements the fair value of options granted under the 1996 Plan and the pro forma impact on the Company's annual net income and earnings per share as though the computed fair value of such options had been treated as compensation expense. In addition, the number of outstanding options may be a factor in determining the Company's earnings per share on a diluted basis.

    Should one or more optionees be granted stock appreciation rights which have no conditions upon exercisability other than a service or employment requirement, then such rights will result in a compensation expense to the Company's earnings.

AMENDMENT AND TERMINATION

    The Board may amend or modify the 1996 Plan in any or all respects whatsoever, subject to any stockholder approval required under applicable law or regulation. The Board may terminate the 1996 Plan at any time, and the 1996 Plan will in all events terminate on December 31, 2005.

PLAN BENEFITS

    If the amendment to the Automatic Option Grant Program under the 1996 Stock Incentive Plan is approved, each non-employee Board member will receive an annual grant of an option to purchase 15,000 shares of the Common Stock of the Company (3,750 of which will be granted each quarter). Assuming the current nominees to the Company's Board of Directors are elected by the stockholders at the Annual Meeting, the aggregate number of stock options to be granted to the non-employee Board members as a group in the fiscal year ending January 2, 2000 pursuant to the Automatic Option Grant Program will be 56,250. The Company cannot currently determine the number of shares for which options will be granted in the future to all executive officers as a group or all employees (including current officers who are not executive officers) as a group. However, see "MANAGEMENT--Option Grants in Last Fiscal Year" for the number of stock options granted to the officers named in the Summary Compensation Table in the last fiscal year. In the fiscal year ended January 3, 1999, options to purchase an aggregate of 465,000 shares of Common Stock of the Company were granted to executive officers as a group at a weighted average exercise price of approximately $9.61, and options to purchase an aggregate of 815,750 shares of Common Stock of the Company were granted to all employees (including current officers who are not executive officers) as a group at a weighted average exercise price of approximately $13.09.

                                 PROPOSAL THREE

           AMENDMENT TO THE 1996 STOCK INCENTIVE PLAN TO INCREASE THE
               NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER

    Since 1991, the Company has provided stock options as an incentive to its employees to promote increased stockholder value. Management believes that stock options are one of the prime ways to attract and retain key personnel responsible for the continued development and growth of the Company's business, and to motivate all employees to increase stockholder value. In addition, stock options are considered a competitive necessity in the high technology industries in which the Company competes.

    The Company currently grants options to all employees upon initial hire, and periodically to key employees or in recognition of achievement of certain performance criteria. In the recent fiscal year, the Company experienced revenue growth from $46.6 million in fiscal 1997 to $111.7 million in fiscal 1998. Critical hires were made in all functional areas. Consequently, the number of employees during fiscal 1998 grew from 175 to 243 at fiscal year end. As a result of the increase in number of employees during fiscal 1998 and the desire to give further incentive to current employees and officers, options to purchase 1,300,750 shares were granted from the 1996 Plan and consequently as of December 31, 1998, there were 286,354 shares available for issuance under the 1996 Plan, not including the 1,500,000 shares subject to shareholder approval at this Annual Meeting.

PROPOSED AMENDMENT

    In January 1999, the Board of Directors adopted, subject to stockholder approval, an amendment to the 1996 Plan to increase the number of shares reserved for issuance thereunder from 4,125,000 to 5,625,000 shares. Stockholders are being asked at the Annual Meeting to approve the increase in shares reserved under the 1996 Plan.

REQUIRED VOTE AND BOARD OF DIRECTORS' RECOMMENDATION

    The affirmative vote of a majority of the outstanding shares of the Company present in person or represented by proxy and entitled to vote at the Annual Meeting is required for approval of the amendment to the 1996 Plan. The effect of an abstention is the same as a vote against approval of the amendments to the 1996 Plan. Should such stockholder approval not be obtained, then the 1996 Plan will remain unchanged, and option grants and direct stock issuances will continue to be made pursuant to the 1996 Plan in effect until there are no remaining shares available for issuance pursuant to the 1996 Plan.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO THE
 1996 STOCK INCENTIVE PLAN INCREASING THE NUMBER OF SHARES RESERVED THEREUNDER.

DESCRIPTION OF THE 1996 STOCK OPTION PLAN

    For a description of the 1996 Stock Option Plan, please see "Proposal Two--Amendment To The 1996 Stock Incentive Plan To Change the Amount and Characteristics of Options Granted To Non-Employee Members Of The Board Of Directors Under the Automatic Option Grant Program--Description of the 1996 Stock Incentive Plan" beginning on page 6.

                                 PROPOSAL FOUR

                 AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN
       TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER

    Since 1996, the Company has provided an Employee Stock Purchase Plan ("ESPP") as an incentive to its employees to promote increased stockholder value. Management believes that the ESPP is one of the prime ways to attract and retain key personnel responsible for the continued development and growth of the Company's business, and to motivate all employees to increase stockholder value. In addition, an ESPP is considered a competitive necessity in the high technology industries in which the Company competes. As of December 31, 1998, there were 327,299 shares available for issuance under the ESPP.

PROPOSED AMENDMENT

    In January 1999, the Board of Directors adopted, subject to stockholder approval, an amendment to the ESPP to increase the number of shares reserved for issuance thereunder from 500,000 to 1,000,000 shares. Stockholders are being asked at the Annual Meeting to approve the increase in shares reserved under the ESPP.

REQUIRED VOTE AND BOARD OF DIRECTORS' RECOMMENDATION

    The affirmative vote of a majority of the outstanding shares of the Company present in person or represented by proxy and entitled to vote at the Annual Meeting is required for approval of the amendment to the ESPP. The effect of an abstention is the same as a vote against approval of the amendment to the ESPP. Should such stockholder approval not be obtained, then the number of shares reserved for issuance under the ESPP will remain unchanged, and purchase rights will continue to be made pursuant to the ESPP in effect until the available shares are exhausted.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN INCREASING THE NUMBER OF SHARES RESERVED
                                  THEREUNDER.

DESCRIPTION OF THE ESPP

    The following is a summary of the principal features of the ESPP. However, the summary does not purport to be a complete description of all the provisions of the ESPP, which in its current form is filed as Exhibit 10.4 to the Company's Registration Statement on Form S-1 (Registration No. 333-2296). The purpose of the ESPP is to provide employees with an opportunity to purchase Common Stock of the Company through payroll deductions.

ADMINISTRATION

    The ESPP is administered by the Board of Directors or a committee appointed by the Board (the "Administrator"). All questions of interpretation or application of the ESPP are determined by the Board or its appointed committee, and its decisions are final, conclusive and binding upon all participants.

ELIGIBILITY

    Each employee of the Company (including officers), whose customary employment with the Company is at least twenty hours per week and more than five months in any calendar year, is eligible to participate in the ESPP; provided, however, that no employee shall be granted a purchase right under the ESPP (i) to the extent that, immediately after the grant, such employee would own 5% of either the voting power or value of the stock of the Company, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company accrues at a rate which exceeds $25,000 worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year.

OFFERING PERIOD

    The ESPP is implemented through offering periods, which may not exceed twenty-four months in duration. Each offering period is comprised of a series of successive six-month purchase intervals. To participate in the ESPP, each eligible employee must authorize payroll deductions pursuant to the ESPP. Such payroll deductions may not exceed 10% of a participant's compensation. Compensation is defined as base straight time gross earnings and commissions and, to the extent they are paid in cash, payments for overtime, shift premium, incentive compensation, bonuses and other compensation. Once an employee becomes a participant in the ESPP, Common Stock will automatically be purchased under the ESPP at the end of each six month purchase interval, unless the participant withdraws or terminates employment earlier and, the employee will automatically participate in each successive purchase interval until such time as the employee withdraws from the ESPP or the employee's employment with the Company terminates.

PURCHASE PRICE

    The purchase price per share at which shares will be sold in an offering under the ESPP is the lower of (i) 85% of the fair market value of a share of Common Stock on the day the participant enters the offering period or (ii) 85% of the fair market value of a share of Common Stock on the last day of each purchase interval. The fair market value of the Common Stock on a given date is generally the closing sale price of the Common Stock as reported on the Nasdaq National Market for such date.

PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

    The purchase price of the shares is accumulated by payroll deductions throughout each purchase interval during the offering period. The number of shares of Common Stock a participant may purchase at each offering period is determined by dividing the total amount of payroll deductions withheld from the participant's compensation during that offering period by the purchase price; provided, however, that a participant may not purchase more than 750 shares for each purchase interval. During the offering period, a participant may discontinue his or her participation in the ESPP, and may decrease or increase the rate of payroll deductions in an offering period within limits set by the Administrator.

    All payroll deductions made for a participant are credited to the participant's account under the ESPP, are withheld in whole percentages only and are included with the general funds of the Company. Funds received by the Company pursuant to purchases under the ESPP are also used for general corporate purposes. A participant may not make any additional payments into his or her account.

WITHDRAWAL

    A participant may terminate his or her participation in the ESPP at any time prior to the next scheduled purchase date in the offering period by giving the plan administrator a written notice of withdrawal on the appropriate form. In such event, the payroll deductions credited to the participant's account will be returned, without interest, to such participant. Payroll deductions will not resume unless a new subscription agreement is delivered in connection with a subsequent offering period.

TERMINATION OF EMPLOYMENT

    Termination of a participant's employment for any reason, including death, cancels his or her participation in the ESPP. In such event the payroll deductions credited to the participant's account will be returned without interest to such participant, his or her designated beneficiaries or the executors or administrators of his or her estate.

AMENDMENT AND TERMINATION

    The Board may at any time and for any reason amend or terminate the ESPP, which amendment or termination would become effective immediately following the close of any offering period. Stockholder approval is required for several types of amendments, including an increase in the number of shares issuable under the ESPP. Any such amendment to the ESPP shall be obtained in such a manner and to such a degree as required to comply with all applicable laws or regulations. The ESPP will terminate in 2006 unless terminated earlier by the Board in accordance with the ESPP.

CERTAIN FEDERAL INCOME TAX INFORMATION

    The following brief summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the ESPP does not purport to be complete and does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which the participant may reside.

    The ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the ESPP are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax in an amount that depends upon the holding period. If the shares are sold or otherwise disposed of more than two years from the participant's entry date into the applicable offering period and one year from the applicable date of purchase, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the participant's entry date into the applicable offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company generally is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding periods described above.

PARTICIPATION IN THE ESPP

    Eligible employees participate in the ESPP voluntarily and each such employee determines his or her level of payroll deductions. Accordingly, future purchases under the ESPP are not determinable. The following table sets forth certain information regarding shares purchased under the ESPP during the Company's fiscal year ended January 3, 1999 by (i) each of the officers named in the Summary Compensation Table, (ii) all executive officers as a group, and
(iii) all other employees (excluding executive officers) as a group:

                                                                                 DOLLAR VALUE    NUMBER OF SHARES
NAME OF INDIVIDUAL OR IDENTITY OF GROUP AND POSITION                                 $(1)            PURCHASED
-----------------------------------------------------------------------------  ----------------  -----------------
Robert Hagerty...............................................................         17,625             1,500
  President and Chief Executive Officer
Michael R. Kourey............................................................          3,777               321
  Senior Vice President, Finance/Administration, Chief Financial Officer
Craig B. Malloy..............................................................             --                --
  Senior Vice President/General Manager Videoconferencing
Alan Hagedorn................................................................         17,625             1,500
  Senior Vice President, Manufacturing
Dale A. Bastian..............................................................          4,871               293
  Senior Vice President, Worldwide Sales and Service
Brian L. Hinman..............................................................             --                --
  Chairman and former Chief Executive Officer
All executive officers as a group (8 persons)................................         73,992             5,864
All other employees (excluding executive officers) as a group................        934,540            74,106

------------------------

(1) Represents the market value of the shares on the date of purchase. The purchase price paid by each participant in the ESPP is at least 15% below the market value on the date of purchase.

                                 PROPOSAL FIVE
             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

    The Board of Directors has selected PricewaterhouseCoopers LLP, independent accountants, to audit the financial statements of the Company for the fiscal year ending January 2, 2000. PricewaterhouseCoopers LLP has audited the Company's financial statements since 1991. A representative of PricewaterhouseCoopers LLP is expected to be present at the meeting, will have the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

REQUIRED VOTE AND BOARD OF DIRECTORS' RECOMMENDATION

    The Board of Directors has conditioned its appointment of the Company's independent accountants upon the receipt of the affirmative vote of a majority of the shares represented, in person or by proxy, and voting at the Annual Meeting, which shares voting affirmatively also constitute at least a majority of the required quorum. The effect of an abstention is the same as a vote against the ratification of the appointment of the independent accountants. In the event that the stockholders do not approve the selection of PricewaterhouseCoopers LLP, the appointment of the independent accountants will be reconsidered by the Board of Directors. The Board of Directors may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors believes that such a change would be in the best interests of the Company and its stockholders.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS, LLP, AS INDEPENDENT ACCOUNTANTS
             FOR THE COMPANY'S FISCAL YEAR ENDING JANUARY 2, 2000.

                                   MANAGEMENT

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

    The following table sets forth the beneficial ownership of Common Stock of the Company as of March 10, 1999 for the following: (i) each person or entity who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Common Stock; (ii) each of the Company's directors;
(iii) the Company's Chief Executive Officer and each of the officers ("Named Officers") named in the Summary Compensation Table on page 21 hereof; and (iv) all directors and executive officers of the Company as a group.

                                                                                            SHARES      PERCENTAGE
                                                                                          BENEFICIALLY BENEFICIALLY
5% STOCKHOLDERS, DIRECTORS AND OFFICERS(1)                                                 OWNED(2)      OWNED(2)
----------------------------------------------------------------------------------------  -----------  -------------
PRINCIPAL STOCKHOLDERS
FMR Corp.(3)............................................................................   3,596,300          11.2%
Pilgrim Baxter & Associates, Ltd.(4)....................................................   3,125,250           9.8%
Minnesota Mining and Manufacturing Company(5)...........................................   3,020,476           9.4%

DIRECTORS
Betsy S. Atkins.........................................................................          --             *
Bandel Carano(6)........................................................................     142,032             *
Brian K. Hinman(7)......................................................................     834,317           2.6%
Stanley J. Meresman(8)..................................................................      49,000             *
John P. Morgridge(9)....................................................................      69,538             *
James R. Swartz(10).....................................................................     268,796             *

NAMED EXECUTIVE OFFICERS
Dale A. Bastian(11).....................................................................      25,593             *
Alan D. Hagedorn(12)....................................................................      91,390             *
Robert C. Hagerty(13)...................................................................      79,000             *
Michael R. Kourey(14)...................................................................     221,351             *
Craig B. Malloy(15).....................................................................     296,659             *

ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP
  (12 persons)(16)......................................................................   2,220,167           6.8%

------------------------

   * Less than 1%

 (1) Unless otherwise indicated, the address for each listed stockholder is c/o Polycom, Inc., 2584 Junction Avenue, San Jose, California 95134.

 (2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "Commission") and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options which are currently exercisable or which will become exercisable within sixty (60) days after March 10, 1999 are deemed outstanding for purposes of computing the beneficial ownership of the person holding such options but are not deemed outstanding for purposes of computing the beneficial ownership of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

 (3) The address of FMR Corp. is 82 Devonshire Street, Boston, MA 02109.

 (4) The address of Pilgrim Baxter & Associates, Ltd. is 825 Duportail Road, Wayne, PA 19087.

 (5) The address of Minnesota Mining and Manufacturing Company is 3M Center, Building 224-5S-28, St. Paul, MN 55144.

 (6) Includes 114,364 shares owned by Oak Investment Partners VI, L.P. ("Oak VI") and 2,668 shares held by Oak VI Affiliates Fund, L.P. ("Oak VI Affiliates"). Mr. Carano, a director of the Company, is a General Partner of Oak VI and Oak VI Affiliates. Mr. Carano disclaims beneficial ownership of the shares owned by these entities except to the extent of his pecuniary interest therein arising from his general partnership interests in Oak VI and Oak VI Affiliates. The shares beneficially owned by Mr. Carano include options to purchase 25,000 shares of Common Stock in the form of immediately exercisable options, some of which, if exercised and issued, would be unvested and subject to a repurchase right of the Company that lapses over time. The address of Oak Investment Partners VI, L.P. is 525 University Avenue, Suite 1300, Palo Alto, CA 94301.

 (7) Includes 6,667 shares owned by Mr. Hinman in the form of immediately exercisable options.

 (8) Includes 5,500 unvested shares owned by Mr. Meresman that are subject to a repurchase right of the Company that lapses over time and 9,000 shares of common stock in the form of immediately exercisable options, some of which, if exercised and issued, would be unvested and subject to a repurchase right of the Company that lapses over time.

 (9) Includes 9,000 shares of common stock owned by Mr. Morgridge in the form of immediately exercisable options, some of which, if exercised and issued, would be unvested and subject to a repurchase right of the Company that lapses over time.

 (10) Includes 166,100 shares owned by Accel Japan, L.P. ("Accel Japan"). Mr. Swartz, a director of the Company, is a general partner of Accel Japan. Mr. Swartz disclaims beneficial ownership of the shares owned by Accel Japan except to the extent of his pecuniary interest therein arising from his general partnership interests in Accel Japan. The shares beneficially owned by Mr. Swartz include 6,190 shares held by the Swartz Family Partnership L.P. and 25,000 shares of common stock in the form of immediately exercisable options, some of which, if exercised and issued, would be unvested and subject to a repurchase right of the Company that lapses over time. The address of Accel Japan is One Palmer Square, Princeton, NJ 08542.

 (11) Includes 12,500 shares owned by Mr. Bastian in the form of immediately exercisable options.

 (12) Includes 57,164 shares owned by Mr. Hagedorn in the form of immediately exercisable options.

 (13) Includes 75,000 shares owned by Mr. Hagerty in the form of immediately exercisable options. Mr. Hagerty is also a director of the Company.

 (14) Includes 141,667 shares owned by Mr. Kourey in the form of immediately exercisable options. Mr. Kourey is also a director of the Company.

 (15) Includes 191,760 unvested shares owned by Mr. Malloy that are subject to a repurchase right of the Company that lapses over time.

 (16) Includes options to purchase 504,082 shares of common stock, 28,000 of which, if exercised and issued, would be unvested, and 197,260 shares of unvested common stock. Unvested shares are subject to a repurchase right of the Company that lapses over time.

EXECUTIVE OFFICER COMPENSATION

    The following table shows, as to the Chief Executive Officer and each of the four other most highly compensated executive officers whose salary plus bonus exceeded $100,000 during the last fiscal year, information concerning compensation paid for services to the Company in all capacities during the last three fiscal years. The individuals in the table will be collectively referred to as the "Named Executive Officers."

                           SUMMARY COMPENSATION TABLE

                                                                                          LONG-TERM
                                                                                        COMPENSATION
                                                                                        -------------
                                                                  ANNUAL COMPENSATION      AWARDS
                                                                                        -------------
                                                                  --------------------   SECURITIES      ALL OTHER
                                                                               BONUS     UNDERLYING    COMPENSATION
NAME AND PRINCIPAL POSITION                              YEAR     SALARY($)   ($)(1)     OPTIONS(#)       ($)(2)
-----------------------------------------------------  ---------  ---------  ---------  -------------  -------------
Robert C. Hagerty(3).................................       1998    194,346    167,428      200,000          4,721
  President and                                             1997    159,539         --      300,000          4,254
  Chief Executive Officer                                   1996         --         --           --             --

Michael R. Kourey....................................       1998    189,279    115,933       75,000         18,312(4)
  Senior Vice President, Finance and                        1997    186,029         --      200,000         15,012(4)
  Administration and Chief Financial Officer                1996    135,000         --      106,667          3,824

Craig B. Malloy(5)...................................       1998    152,361     97,131           --          4,683
  Senior Vice President/General Manager                     1997    129,095         --           --          5,519
  Videoconferencing                                         1996     25,417         --           --            903

Alan D. Hagedorn(6)..................................       1998    145,808     79,097       50,000          4,544
  Senior Vice President, Manufacturing                      1997    130,000         --           --          4,094
                                                            1996     32,500         --      130,000          3,688

Dale A. Bastian(7)...................................       1998    173,558    139,503           --          4,697
  Senior Vice President, Worldwide Sales                    1997     71,923         --      150,000         61,736(8)
  and Service                                               1996         --         --           --             --

Brian L. Hinman(9)...................................       1998    122,115         --           --          4,704
  Chairman and former Chief Executive                       1997    150,000         --           --          4,238
  Officer                                                   1996    150,000         --        6,667          3,818

------------------------

(1) Includes bonuses earned or accrued with respect to services rendered in the fiscal year indicated, whether or not such bonus was actually paid during such fiscal year.

(2) Includes health, life, and disability insurance premiums paid by the Company pursuant to employee benefit programs available to all employees.

(3) Mr. Hagerty joined the Company in January 1997.

(4) Includes imputed interest of 5.44% on Mr. Kourey's interest free loan issued by the Company in 1997.

(5) Mr. Malloy joined the Company in January 1998. Compensation amounts for previous years reflect the compensation he received while employed at ViaVideo Communications, Inc. prior to its merger with the Company. Mr. Malloy joined ViaVideo in September 1996.

(6) Mr. Hagedorn joined the Company in September 1996.

(7) Mr. Bastian joined the Company in July 1997.

(8) Includes $60,000 of relocation assistance paid to Mr. Bastian.

(9) Mr. Hinman resigned as Chief Executive Officer in July 1998.

OPTION GRANTS IN THE LAST FISCAL YEAR

    The following table shows, as to each of the Named Executive Officers, information concerning stock options granted during the fiscal year ended January 3, 1999. No stock appreciation rights were granted to the Named Executive Officers during such fiscal year.

                          OPTION GRANTS IN FISCAL 1998

                                                        INDIVIDUAL GRANTS                       POTENTIAL REALIZABLE
                                     -------------------------------------------------------  VALUE AT ASSUMED ANNUAL
                                      NUMBER OF                                                 RATES OF STOCK PRICE
                                     SECURITIES   PERCENT OF TOTAL                            APPRECIATION FOR OPTION
                                     UNDERLYING    OPTIONS GRANTED                                    TERM(5)
                                       OPTIONS     TO EMPLOYEES IN    EXERCISE   EXPIRATION   ------------------------
NAME                                 GRANTED(1)    FISCAL YEAR(2)     PRICE(3)     DATE(4)        5%          10%
-----------------------------------  -----------  -----------------  ----------  -----------  ----------  ------------
Robert C. Hagerty..................     200,000              16%     $    5.375        1/08   $  676,061  $  1,713,273
Michael R. Kourey..................      75,000               6%     $  20.5625       12/08   $  969,873  $  2,457,850
Craig B. Malloy....................          --              --              --          --           --            --
Alan Hagedorn......................      50,000               4%     $  20.5625       12/08   $  646,582  $  1,638,566
Dale A. Bastian....................          --              --              --          --           --            --
Brian L. Hinman....................          --              --              --          --           --            --

------------------------

(1) All options in this table are incentive stock options to extent permissible by IRS limitations with the remainder being non-qualified options, were granted under the 1996 Stock Incentive Plan, and have exercise prices equal to the fair market value on the date of grant. All such options have ten-year terms (subject to earlier termination upon the optionee's cessation of service) and vest over a four-year period at the rate of one-fourth at the end of one year from the date of grant and 1/36th each month thereafter, with the exception of the options granted Mr. Hagerty, whose options vest over a five-year period at the rate of one-fifth at the end of one year from the date of grant and 1/48th each month thereafter. The shares subject to each option will immediately vest in full in the event the Company is acquired by a merger or asset sale (unless the Company's repurchase right with respect to the unvested shares is to be assigned to the acquiring entity or the option is to be assumed by such entity).

(2) The Company granted options to purchase a total of 1,280,750 shares of Common Stock to employees in fiscal 1998.

(3) The exercise price may be paid in cash, in shares of the Company's Common Stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares. The Company may also finance the option exercise by lending the optionee sufficient funds to pay the exercise price for the purchased shares, together with any federal and state income tax liability incurred by the optionee in connection with such exercise.

(4) Options may terminate before their expiration upon the termination of optionee's status as an employee or consultant, the optionee's death or an acquisition of the Company.

(5) Potential realizable value assumes that the stock price increases from the exercise price from the date of grant until the end of the option term (10 years) at the annual rate specified (5% and 10%). Annual compounding results in total appreciation of approximately 62.9% (at 5% per year) and 159.4% (at 10% per year). The assumed annual rates of appreciation are specified in SEC rules and do not represent the Company's estimate or projection of future stock price growth. The Company does not necessarily agree that this method can properly determine the value of an option.

OPTION EXERCISES AND HOLDINGS

    The following table sets forth, for each of the Named Executive Officers, certain information concerning stock options exercised during the fiscal year ended January 3, 1999 and the number of shares subject to exercisable stock options as of January 3, 1999. Also reported are values for "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of the Company's Common Stock as of December 31, 1998 (the last trading day of fiscal 1998) which was $22.25 per share.

   AGGREGATED OPTION EXERCISES IN FISCAL 1998 AND FISCAL 1998 YEAR-END OPTION
                                     VALUES

                                                             NUMBER OF SECURITIES
                                                            UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                   SHARES                 OPTIONS AT FISCAL YEAR END    IN-THE-MONEY OPTIONS AT
                                 ACQUIRED ON    VALUE            EXERCISABLE                FISCAL YEAR END
                                  EXERCISE     REALIZED   --------------------------  ---------------------------
NAME                                 (#)         ($)      EXERCISABLE  UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
-------------------------------  -----------  ----------  -----------  -------------  ------------  -------------
Robert C. Hagerty..............      75,000   $  929,688      40,000        385,000   $    732,500   $ 6,762,813
Michael R. Kourey..............          --           --     118,333        263,334   $  2,103,119   $ 3,577,616
Craig B. Malloy................          --           --          --             --             --            --
Alan D. Hagedorn...............      10,000   $  116,250      48,500        121,500   $    782,063   $ 1,237,313
Dale A. Bastian................      10,000   $  107,500      32,500        107,500   $    552,500   $ 1,827,500
Brian L. Hinman................          --           --       6,667             --   $    116,673            --

CERTAIN TRANSACTIONS

    In 1997, the Company issued a $250,000 interest free loan to Michael R. Kourey, Senior Vice President, Finance and Administration and Chief Financial Officer. The loan is due in March, 2002, or within four months of Mr. Kourey's resignation from the Company, if earlier. The Company has previously made loans for an aggregate of $12,000 to Mr. Kourey bearing a weighted average interest rate of 7.29%. The loans are secured by 17,900 shares of Common Stock of the Company owned by Mr. Kourey. As of December 31, 1998, the total amount outstanding was approximately $250,000.

    In 1998, the Company issued a $250,000 loan to Craig B. Malloy, Senior Vice President and General Manager, Videoconferencing. The loan is due in April 1999 and bears interest at an annual rate of 5.44%. The loan is secured by 25,000 shares of common stock of the Company owned by Mr. Malloy. As of December 31, 1998, the total amount outstanding was approximately $260,000, including accrued interest. Mr. Malloy repaid the loan in full in March 1999.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

    The Compensation Committee of the Board of Directors consists of directors Bandel Carano and John P. Morgridge, neither of whom is an employee or officer of the Company. The Compensation Committee of the Board of Directors sets the compensation of the Chief Executive Officer and the other executive officers and key employees, subject to ratification by the Board. The Compensation Committee also administers the Company's 1996 Stock Incentive Plan and approves stock option grants for all executive officers and other key employees.

GENERAL COMPENSATION POLICY

    The Company operates in the extremely competitive and rapidly changing high technology industry. The Committee believes that the compensation programs for executive officers of the Company should be designed to attract, motivate and retain talented executives responsible for the success of the Company and should be determined within a competitive framework and based on the achievement of overall financial results, individual contributions and a measure of customer satisfaction. Within this overall philosophy, the Committee's objectives are to:

    1. Offer a total compensation program that takes into consideration the compensation practices of a specifically identified peer group of companies and other selected companies with which the Company competes for executive talent.

    2. Provide annual variable incentive awards that take into account the Company's overall financial performance relative to corporate objectives and the performance of the peer group companies and that are also based on individual contributions and a measure of customer satisfaction.

    3. Align the financial interests of executive officers with those of stockholders by providing significant equity-based, long-term incentives.

COMPENSATION PROCESS AND COMPONENTS

    The Committee determines the compensation levels for the executive officers with the assistance of the Company's Human Resources Department, which works with an independent consulting firm that furnishes the Committee with executive compensation data drawn from a nationally recognized survey of similarly sized technology companies (the "Peer Companies"). A significant number of the Peer Companies are listed in the Hambrecht & Quist Technology Index, included in the Performance Graph for this Proxy Statement (see "Comparison of Stockholder Return"). Certain companies not included in this Index were also taken into account as Peer Companies because the Company competes for executive talent with those firms. The positions of the Company's Chief Executive Officer and other executive officers were compared with those of their counterparts at the Peer Companies, and the market compensation levels for comparable positions were examined to determine base salary, target incentives and total cash compensation. In addition, the Peer Companies' practices concerning stock option grants were reviewed and compared.

    The three major components of the Company's executive officer compensation are: (i) base salary, (ii) variable incentive awards, and (iii) long-term equity-based incentive awards.

    BASE SALARY. The base salary for each executive officer is determined at levels considered appropriate for comparable positions at the Peer Companies.

    VARIABLE INCENTIVE AWARDS. To reinforce the importance of Company goals, the Committee believes that a substantial portion of the annual compensation of each executive officer should be in the form of variable incentive pay. The annual incentive pool set aside for executive officers is determined on the basis of the Company's achievement of the financial performance targets established at the beginning of the fiscal year and a range for the executive's contribution. The incentive plan requires a threshold level of Company performance based on both revenue and profit before interest and taxes that must be attained before any incentives are awarded. Once the fiscal year's threshold is reached, specific formulas are in place to calculate the actual incentive payment for each officer. A target is set for each executive officer based on targets for comparable positions at the Peer Companies. In fiscal 1998, the Company met many of its performance targets. Consequently the variable incentive awards were accrued in 1998 and paid out in January 1999.

    LONG-TERM, EQUITY-BASED INCENTIVE AWARDS. The goal of the Company's long-term equity-based incentive awards is to align the interests of executive officers with stockholders and to provide each executive officer with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. The Committee determines the size of long-term, equity-based incentives according to each executive's position within the Company and sets a level it considers appropriate to create a meaningful opportunity for stock ownership. In addition, the Committee takes into account an individual's recent performance, his or her potential for future responsibility and promotion, comparable awards made to individuals in similar positions with the Peer Companies, and the number of unvested options held by each individual at the time of the new grant. The relative weight given to each of these factors varies among individuals at the Committee's discretion.

    During fiscal 1998, the Committee made option grants to Messrs. Hagerty, Kourey and Hagedorn under the Company's 1996 Stock Incentive Plan. Each grant allows the officer to acquire shares of the Company's Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time. Generally, each option granted under the 1996 Stock Incentive Plan vests in periodic installments over a four or five year period, contingent upon the executive officer's continued employment with the Company. Accordingly, the option will provide a return only if the officer remains with the Company and only if the market price appreciates over the option term.

    CHIEF EXECUTIVE OFFICER COMPENSATION. The annual base salary for Mr. Hagerty for the 1998 fiscal year was based on an evaluation of his personal performance and the salary levels paid to chief executive officers of the Peer Companies. Mr. Hagerty's 1998 fiscal year incentive compensation was based on the actual financial performance of the Company relative to corporate objectives. Mr. Hagerty's incentive compensation provided no dollar guarantees.

    COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M).  As a result of
Section 162(m) of the Internal Revenue Code, which was enacted into law in 1993, the Company will not be allowed a Federal income tax deduction for compensation paid to certain officers to the extent that compensation exceeds one million dollars per officer in any one year. This limitation will apply to all compensation which is not considered to be performance based. Compensation which does qualify as performance-based compensation will not have to be taken into account for purposes of this limitation.

    The cash compensation paid to the Company's executive officers during fiscal 1998 did not exceed the one million dollar limit per officer, nor is the cash compensation to be paid to the Company's executive officers for the 1999 fiscal year expected to reach that level. Because it is very unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the one million dollar limitation, the Committee has decided not to take any action at this time to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Committee will reconsider this decision should the individual compensation of any executive officer ever approach the one million dollar level.

    Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings made by the Company under those statutes, the preceding Compensation Committee Report on Executive Compensation and the Company Stock Performance Graph (set forth below) will not be incorporated by reference into any of those prior filings, nor will such report or graph be incorporated by reference into any future filings made by the Company under those statutes.

                                          THE COMPENSATION COMMITTEE
                                          Bandel Carano
                                          John P. Morgridge

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Company's Compensation Committee was formed in January 1995 and is currently composed of Messrs. Carano and Morgridge. No interlocking relationship exists between any member of the Company's Board of Directors or Compensation Committee and any member of the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee is or was formerly an officer or an employee of the Company or its subsidiaries.

EMPLOYMENT CONTRACTS AND CHANGE OF CONTROL ARRANGEMENTS

    The Company has agreed to pay certain Named Executive Officers severance pay in the event that they are terminated without cause or in certain other specified circumstances. The amount of such severance payment is the executive's salary and benefits for a period of three to six months. In addition, pursuant to the merger with ViaVideo Communications, Inc., the Company entered into a three-year employment contract with Mr. Malloy, Senior Vice President and General Manager, Videoconferencing. In the event Mr. Malloy is terminated without "good cause," the Company has agreed to pay him severance in an amount equal to what would have been paid to him in salary over the remaining balance of the three-year term up to a maximum of eighteen months.

COMPARISON OF STOCKHOLDER RETURN(1)

    The graph depicted below reflects a comparison of the cumulative total return (change in stock price plus reinvestment dividends) of the Company's Common Stock with the cumulative total returns of the Nasdaq National Stock Market Index and the Hambrecht & Quist Technology Index. The graph covers the period from April 29, 1996, the date the Company's initial public offering commenced, through the fiscal year ended January 3, 1999. The graph assumes that $100 was invested on April 30, 1996 in the Company's Common Stock and in each index and that all dividends were reinvested. No cash dividends have been declared on the Company's Common Stock.

                    COMPANY STOCK PRICE PERFORMANCE GRAPH(1)

                 COMPARISON OF 32 MONTH CUMULATIVE TOTAL RETURN
           AMONG POLYCOM, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
                   AND THE HAMBRECHT & QUIST TECHNOLOGY INDEX
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         4/96       6/96       9/96     12/29/96     3/97       6/97       9/97     12/28/97     3/98       6/98
POLYCOM, INC.                100         79         69         52         45         59         61         58        116        170
NASDAQ INDEX                 100        100        103        108        103        121        142        133        156        160
H&Q TECHNOLOGY               100         94        100        107        102        123        149        126        152        156

                         9/98      1/3/99
POLYCOM, INC.                149        251
NASDAQ INDEX                 145        187
H&Q TECHNOLOGY               138        195

------------------------------

(1) The stock price performance shown on the graph is not indicative of future price performance. Information used on the graph was obtained from sources believed to be reliable, but the Company is not responsible for any errors or omissions in such information.

       COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934

    Under the securities laws of the United States (Section 16 of the Securities Exchange Act of 1934, as amended), the Company's directors, executive officers and any persons holding more than 10% of the Company's Common Stock are required to report initial ownership of the Company's Common Stock and any subsequent changes in ownership to the Securities and Exchange Commission ("SEC"). Specific due dates have been established by the SEC, and the Company is required to disclose in this Proxy Statement any failure to file by these dates. Based solely upon (i) the copies of Section 16(a) reports that the Company received from such persons for their 1998 fiscal year transactions and (ii) the written representations received from certain of such persons that no reports were required to be filed for them for the 1998 fiscal year, the Company believes that there has been compliance with all Section 16(a) filing requirements applicable to such officers, directors and 10% beneficial owners for such fiscal year, except that Mr. Malloy did not file a Form 4 for a stock sale in April 1998, which sale was subsequently reported on the Form 5 for 1998 and Mr. Bastian did not file a Form 4 for stock purchases made by his spouse in May 1998 and August 1998, which purchases were subsequently reported on a Form 4 filed in March 1999.

               STOCKHOLDER PROPOSALS FOR THE 2000 ANNUAL MEETING

    Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the proxy rules promulgated by the Securities and Exchange Commission. Proposals of stockholders of the Company which are intended to be included in the proxy statement and proxy card for the Company's 2000 Annual Meeting of Stockholders must be received by the Company no later than December 21, 1999 in order to be considered for inclusion in such proxy materials. In addition, a stockholder who intends to present a proposal at the Company's 2000 Annual Meeting of Stockholders without inclusion of the proposal in the Company's proxy materials must provide written notice of such proposal to the Company's Secretary no later than March 5, 2000. Discretionary authority with respect to stockholder proposals submitted beyond March 5, 2000 is granted by the execution of the enclosed proxy. Further, the Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with the foregoing requirements and other requirements of the proxy rules promulgated by the Securities and Exchange Commission. In order to avoid any dispute as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by certified mail, return receipt requested.

                                 OTHER MATTERS

    The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

    It is important that your shares are represented at the meeting, regardless of the number of shares that you own. We therefore urge you to execute and return the accompanying proxy card in the envelope which has been enclosed for your convenience.

                                          THE BOARD OF DIRECTORS

San Jose, California
April 19, 1999

SKU # 1513-PS-99

                                  APPENDIX A

                                    PROXY

                                 POLYCOM, INC.

                  ANNUAL MEETING OF STOCKHOLDERS, MAY 20, 1999

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                      BOARD OF DIRECTORS OF POLYCOM, INC.

     PROXY - The undersigned stockholder of Polycom, Inc., a Delaware corporation, hereby acknowledges receipt of the 1998 Annual Report to Stockholders and the Notice of Annual Meeting of Stockholders and the Proxy Statement, each dated April 19, 1999, for the Annual Meeting of Stockholders of Polycom, Inc. to be held on May 20, 1999 at 9:00 a.m., local time at Polycom, Inc.'s facilities and revoking all prior proxies, hereby appoints Robert C. Hagerty and Michael R. Kourey, and each of them, as proxies and attorneys-in-fact, each with full power of substitution, and to represent and to vote, as designated on the reverse side, all shares of Common Stock of Polycom, Inc. held on record by the undersigned on April 12, 1999 at the Annual Meeting to be held on May 20, 1999, or any postponement or adjournment thereof.

The Board of Directors recommends a vote FOR the election of directors and proposals 2, 3, 4 and 5.

                             SEE REVERSE SIDE

Please mark votes as in this example [X]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS AND FOR THE PROPOSALS IN ITEMS 2, 3, 4 AND 6.

     1. Election of all nominees listed below to the Board of Directors to serve until the next Annual Meeting and until their successors have been duly elected and qualified, except as noted (write the names, if any, of nominees for whom you withhold authority to vote).

     NOMINEES:      Brian L. Hinman, Robert C. Hagerty, Michael R. Kourey,
                    Betsy S. Atkins, Bandel Carano, Stanley J. Meresman, John
                    P. Morgridge and James R. Swartz

                    [  ] FOR ALL NOMINEES

                    [  ] WITHHELD FROM ALL NOMINEES

                    [  ]________________________________
                        For all nominees except as noted above

     2. To approve an amendment to the Company's 1996 Stock Incentive Plan changing the amount and characteristics of options granted to non-employee directors under the automatic option grant program, and to ratify and approve the material terms of the Company's 1996 Stock Incentive Plan.

               [  ] FOR       [  ] AGAINST   [  ] ABSTAIN

     3. To approve an amendment to the Company's 1996 Stock Incentive Plan increasing the number of shares reserved for issuance thereunder from 4,125,000 to 5,625,000 shares, and to ratify and approve the material terms of the Company's 1996 Stock Incentive Plan.

               [  ] FOR       [  ] AGAINST   [  ] ABSTAIN

     4. To approve an amendment to the Company's Employee Stock Purchase Plan increasing the number of shares reserved for issuance thereunder from 500,000 to 1,000,000 shares, and to ratify and approve the material terms of the Company's Employee Stock Purchase Plan.

               [  ] FOR       [  ] AGAINST   [  ] ABSTAIN

     5. To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for the Company for the fiscal year ending January 2, 2000.

               [  ] FOR       [  ] AGAINST   [  ] ABSTAIN

     6. In their discretion, the proxies and attorneys-in-fact are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.



[  ]  Mark here for address change and note below

(This Proxy should be dated, signed by the stockholder(s) exactly as his or her name(s) appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate.)

Signature: __________________      Date: ___________________

Signature: __________________      Date: ___________________

                                   APPENDIX B

                    POLYCOM, INC. 1996 STOCK INCENTIVE PLAN

                     (AS AMENDED THROUGH JANUARY 26, 1999)

     The following constitute the provisions of the 1996 Stock Incentive Plan (herein called the "Plan") of Polycom, Inc. (herein called the "Corporation").

                                  ARTICLE ONE

                              GENERAL PROVISIONS

I.   PURPOSE OF THE PLAN

          This 1996 Stock Incentive Plan is intended to promote the interests of Polycom, Inc., a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

          Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

II.  STRUCTURE OF THE PLAN

     A.   The Plan shall be divided into three (3) separate equity programs:

          (i) the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

          (ii) the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary), and

          (iii) the Automatic Option Grant Program under which Eligible Directors shall automatically receive option grants at periodic intervals to purchase shares of Common Stock.

     B. The Discretionary Option Grant and Stock Issuance Programs became effective immediately upon the Plan Effective Date, and the Automatic Option Grant Program became effective upon the Underwriting Date.

     C. The provisions of Articles One and Five shall apply to all equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

III. ADMINISTRATION OF THE PLAN

     A. Prior to the Section 12(g) Registration Date, the Discretionary Option Grant and Stock Issuance Programs were administered by the Board. Beginning with the Section 12(g) Registration Date, the Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders.

     B. Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a

Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons. The members of the Secondary Committee may be Board members who are also Employees.

     C. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

     D. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant or Stock Issuance Program under its jurisdiction or any stock option or stock issuance thereunder.

     E. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

     F. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms of that program, and no Plan Administrator shall exercise any discretionary functions with respect to option grants made thereunder.

IV.  ELIGIBILITY

     A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

          1.   Employees,

          2. non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

          3. consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

     B. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority (subject to the provisions of the Plan) to determine, (i) with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid for such shares.

     C. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

     D. The individuals eligible to participate in the Automatic Option Grant Program shall be limited to (i) those individuals serving as non-employee Board members on the Underwriting Date, (ii) those individuals who first become non-employee Board members after the Underwriting Date, whether through appointment by the Board or election by the Corporation's stockholders, and (iii) those individuals who continue to serve as non-employee Board members through one or more Annual Stockholders Meetings held after the Underwriting Date. A non-employee Board member shall not be eligible to receive an initial option grant under the Automatic Option Grant Program on the Underwriting Date if such individual has previously been in the employ of the Corporation (or any Parent or Subsidiary) or has otherwise received a prior stock option grant from the Corporation. A non-employee Board member who first joins the Board after the Underwriting Date shall not be eligible to receive an initial option grant under the Automatic Option Grant Program if such individual has previously been in the employ of the Corporation (or any Parent or Subsidiary). Non-employee Board members who have previously been in the employ of the Corporation (or any Parent or Subsidiary) or who have previously received a stock option grant from the Corporation shall, however, be eligible to receive one or more annual option grants under the Automatic Option Grant Program over their period of continued Board service.

V.   STOCK SUBJECT TO THE PLAN

     A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed approximately 5,625,000 shares.

     B. No one person participating in the Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances for more than 300,000 shares of Common Stock in the aggregate per calendar year, beginning with the 1996 calendar year.

     C. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options (including any options incorporated from the Predecessor Plan) expire or terminate for any reason prior to exercise in full or (ii) the options are canceled in accordance with the cancellation-regrant provisions of Article Two. In addition, any unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the option exercise or direct issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. However, should the exercise price of an option under the Plan (including any option incorporated from the Predecessor Plan) be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance.

     D. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances per calendar year, (iii) the number and/or class of securities for which automatic option grants are to be made subsequently per Eligible Director under the Automatic Option Grant Program and (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option (including any option incorporated from the Predecessor Plan) in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                 ARTICLE TWO

                     DISCRETIONARY OPTION GRANT PROGRAM

I.   OPTION TERMS

          Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

     A.   EXERCISE PRICE.

          1. The exercise price per share shall be fixed by the Plan Administrator but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

          2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Five and the documents evidencing the option, be payable in one or more of the forms specified below:

               (i)   cash or check made payable to the Corporation,

               (ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

               (iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

          Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     B. EXERCISE AND TERM OF OPTIONS. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten
(10) years measured from the option grant date.

     C.   EFFECT OF TERMINATION OF SERVICE.

          1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

               (i) Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

               (ii) Any option exercisable in whole or in part by the Optionee at the time of death may be exercised subsequently by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

               (iii) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

               (iv) Should the Optionee's Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

          2. The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

               (i) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration date of the option term, and/or

               (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

     D. STOCKHOLDER RIGHTS. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

     E. REPURCHASE RIGHTS. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

     F. LIMITED TRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, Non-Statutory Options may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

II.  INCENTIVE OPTIONS

          The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Five shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall NOT be subject to the terms of this Section II.

     A.   ELIGIBILITY. Incentive Options may only be granted to Employees.

     B. DOLLAR LIMITATION. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

     C. 10% STOCKHOLDER. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

III. CORPORATE TRANSACTION/CHANGE IN CONTROL

     A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, to be assumed by the successor corporation (or parent thereof) or (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option.

     B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction.

     C. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options (and the automatic termination of one or more outstanding repurchase rights with the immediate vesting of the shares of Common Stock subject to those rights) upon the occurrence of a Corporate Transaction, whether or not those options are to be assumed (or those repurchase rights are to be assigned) in the Corporate Transaction.

     D.   Immediately following the consummation of the Corporate
Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

     E. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such Corporate Transaction, (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same and (iii) the maximum number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year.

     F. The Plan Administrator shall have full power and authority to grant options under the Discretionary Option Grant Program which will automatically accelerate in whole or in part should the Optionee's Service subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed twelve (12) months) following the effective date of any Corporate Transaction in which those options are assumed or replaced and do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully-vested shares until the EARLIER of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate in whole or in part, and the shares subject to those terminated rights shall accordingly vest.

     G. The Plan Administrator shall have full power and authority to grant options under the Discretionary Option Grant Program which will automatically accelerate in whole or in part should the Optionee's Service subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed twelve (12) months) following the effective date of any Change in Control. Each option so accelerated shall remain exercisable for fully-vested shares until the EARLIER of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate in whole or in part, and the shares subject to those terminated rights shall accordingly vest.

     H. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

     I. The grant of options under the Discretionary Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.  CANCELLATION AND REGRANT OF OPTIONS

          The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option Grant Program (including outstanding options incorporated from the Predecessor Plan) and to grant in substitution new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new grant date.

V.   STOCK APPRECIATION RIGHTS

     A. The Plan Administrator shall have full power and authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.

     B. The following terms shall govern the grant and exercise of tandem stock appreciation rights:

          (i) One or more Optionees may be granted the right, exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (a) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for such shares.

          (ii) No such option surrender shall be effective unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

          (iii) If the surrender of an option is rejected by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the LATER of (a) five (5) business days after the receipt of the rejection notice or (b) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option, but in no event may such rights be exercised more than ten (10) years after the option grant date.

     C. The following terms shall govern the grant and exercise of limited stock appreciation rights:

          (i) One or more Section 16 Insiders may be granted limited stock appreciation rights with respect to their outstanding options.

          (ii) Upon the occurrence of a Hostile Take-Over, each individual holding one or more options with such a limited stock appreciation right shall have the unconditional right (exercisable for a thirty
          (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation, to the extent the option is at the time exercisable for vested shares of Common Stock. In return for the surrendered option, the Optionee shall receive a cash distribution from the Corporation in an amount equal to the excess of (A) the Take-Over Price of the shares of Common Stock which are at the time vested under each surrendered option (or surrendered portion thereof) over (B) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the option surrender date.

          (iii) The Plan Administrator shall pre-approve, at the time the limited stock appreciation right is granted, the subsequent exercise of that right in accordance with the terms of the grant and the provisions of this Section V.C. No additional approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution.

          (iv) The balance of the option (if any) shall continue in full force and effect in accordance with the documents evidencing such option.

                              ARTICLE THREE

                         STOCK ISSUANCE PROGRAM

I.   STOCK ISSUANCE TERMS

     Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

     A. PURCHASE PRICE.

        1. The purchase price per share shall be fixed by the Plan Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the issuance date.

        2. Subject to the provisions of Section I of Article Five, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

           (i)  cash or check made payable to the Corporation, or

           (ii) past services rendered to the Corporation (or any Parent or Subsidiary).

     B. VESTING PROVISIONS.

        1. Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

           (i) the Service period to be completed by the Participant or the performance objectives to be attained,

           (ii)  the number of installments in which the shares are to vest,

           (iii) the interval or intervals (if any) which are to lapse between installments, and

           (iv) the effect which death, Permanent Disability or other event designated by the Plan Administrator is to have upon the vesting schedule, shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement.

        2. Any new, substituted or additional securities or other property including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

        3. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

        4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares.

        5. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

II.  CORPORATE TRANSACTION/CHANGE IN CONTROL

     A. All of the Corporation's outstanding repurchase/cancellation rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent those repurchase/cancellation rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction.

     B. The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation's repurchase/cancellation rights remain outstanding under the Stock Issuance Program, to provide that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed twelve (12) months) following the effective date of any Corporate Transaction in which those repurchase/cancellation rights are assigned to the successor corporation (or parent thereof).

     C. The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation's repurchase/cancellation rights remain outstanding under the Stock Issuance Program, to provide that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed twelve (12) months) following the effective date of any Change in Control.

III. SHARE ESCROW/LEGENDS

     Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                                ARTICLE FOUR

                        AUTOMATIC OPTION GRANT PROGRAM
I.   OPTION TERMS

     A.  GRANT DATES. Option grants shall be made on the dates specified below:

         1. Each individual serving as a non-employee Board member on the Underwriting Date was automatically granted, on that date, a Non-Statutory Option to purchase 20,000 shares of Common Stock, provided such individual
(i) had not previously been in the employ of the Corporation (or any Parent or Subsidiary) and (ii) had not otherwise received a prior stock option grant from the Corporation.

         2. On the date of each Annual Stockholders Meeting held after the Underwriting Date, each individual who is to continue to serve as an Eligible Director, whether or not that individual is standing for re-election to the Board at that particular Annual Meeting, shall automatically be granted a Non-Statutory Option to purchase 3,750 shares of Common Stock. Additionally, each Eligible Director shall be automatically granted an option to purchase 3,750 shares of Common Stock on each of the dates three (3) months, six (6) months and nine (9) months following each Annual Stockholders Meeting, subject to such non-employee Board member's continuing Board service on such dates. There shall be no limit on the number of such option grants any one Eligible Director may receive over his or her period of Board service, and non-employee Board members who have previously been in the employ of the Corporation (or any Parent or Subsidiary) or who have otherwise received a stock option grant from the Corporation prior to the Underwriting Date shall be eligible to receive such option grants over their period of continued Board service.

     B. EXERCISE PRICE.

        1. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

        2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     C. OPTION TERM. Each option granted on or after [January 26, 1999] shall have a term of two (2) years measured from the option grant date.

     D. EXERCISE AND VESTING OF OPTIONS. Each option granted on or after [January 26, 1999] shall be fully vested and immediately exercisable on the option grant date for any or all of the option shares. However, any shares purchased under an option granted prior to [January 26, 1999] shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. Each initial share grant upon appointment or election to the Board made prior to [January 26, 1999] shall vest, and the Corporation's repurchase right shall lapse, in a series of four (4) successive equal annual installments over the Optionee's period of continued service as a Board member, with the first such installment to vest upon the Optionee's completion of one (1) year of Board service measured from the option grant date. With respect to annual share grants made prior to [January 26, 1999], such options shall vest, and the Corporation's repurchase right shall lapse, in two (2) successive equal annual installments over the Optionee's period of continued service as a Board member, with the first such installment to vest upon the Optionee's completion of one (1) year of Board service measured from the option grant date.

     E. EFFECT OF TERMINATION OF BOARD SERVICE. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

        (i) The Optionee (or, in the event of Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option; provided, however, in no event shall the option be exercised later than the option term provided in such option.

        (ii) During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee's cessation of Board service.

        (iii) Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of those shares as fully-vested shares of Common Stock.

        (iv) In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve
        (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service for any reason other than death or Permanent Disability, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

II.  CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

     A. In the event of any Corporate Transaction, the shares of Common
Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

     B. In connection with any Change in Control, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

     C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each automatic option held by him or her. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation.

     D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

     E. The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

III. REMAINING TERMS

        The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                               ARTICLE FIVE

                               MISCELLANEOUS

I.   FINANCING

     A. The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. Promissory notes may be authorized with or without security or collateral. In all events, the maximum credit available to the Optionee or Participant may not exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

     B. The Plan Administrator may, in its discretion, determine that one or more such promissory notes shall be subject to forgiveness by the Corporation in whole or in part upon such terms as the Plan Administrator may deem appropriate.

II.  TAX WITHHOLDING

     A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of stock options or stock appreciation rights or upon the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

     B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan (other than the options granted or the shares issued under the Automatic Option Grant Program) with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

        (i) STOCK WITHHOLDING: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

          (ii) STOCK DELIVERY: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

III. EFFECTIVE DATE AND TERM OF THE PLAN

     A. The Plan became effective with respect to the Discretionary Option Grant and the Stock Issuance Programs immediately upon the Plan Effective Date. The Automatic Option Grant Program under the Plan became effective on the Underwriting Date. Options may be granted under the Discretionary Option Grant Program at any time on or after the Plan Effective Date. In addition, the initial option grants under the Automatic Option Grant Program were made on the Underwriting Date to each Eligible Director at that time.

     B. The Plan shall serve as the successor to the Predecessor Plan, and no further option grants or direct stock issuances shall be made under the Predecessor Plan after the Plan Effective Date. All options outstanding under the Predecessor Plan as of such date shall be incorporated into the Plan at that time and shall be treated as outstanding options under the Plan.

          However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

     C. One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Corporate Transactions and Changes in Control, may, in the Plan
Administrator's discretion, be extended to one or more options incorporated from the Predecessor Plan which do not otherwise contain such provisions.

     D. The Plan shall terminate upon the earliest of (i) December 31, 2005, (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of the options or the issuance of shares (whether vested or unvested) under the Plan or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon such Plan termination, all outstanding stock options and unvested stock issuances shall continue to have force and effect in accordance with the provisions of the documents evidencing such options or issuances.

IV.  AMENDMENT OF THE PLAN

     A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect any rights and obligations with respect to options, stock appreciation rights or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

     B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and shares of Common Stock may be issued under the Stock Issuance

Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs are held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess grants or issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short-Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically canceled and cease to be outstanding.

V.   USE OF PROCEEDS

          Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

VI.  REGULATORY APPROVALS

     A. The implementation of the Plan, the granting of any option or stock appreciation right under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any option or stock appreciation right or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options and stock appreciation rights granted under it and the shares of Common Stock issued pursuant to it.

     B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

VI.  NO EMPLOYMENT/SERVICE RIGHTS

          Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

                                   APPENDIX

     The following definitions shall be in effect under the Plan:

     A. AUTOMATIC OPTION GRANT PROGRAM shall mean the automatic option grant program in effect under the Plan.

     B.   BOARD shall mean the Corporation's Board of Directors.

     C. CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

          (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders, or

          (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

D.   CODE shall mean the Internal Revenue Code of 1986, as amended.

E.   COMMON STOCK shall mean the Corporation's common stock.

F. CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

          (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; or

          (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

G. CORPORATION shall mean Polycom, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Polycom, Inc. which shall by appropriate action adopt the Plan.

H. DISCRETIONARY OPTION GRANT PROGRAM shall mean the discretionary option grant program in effect under the Plan.

I. ELIGIBLE DIRECTOR shall mean a non-employee Board member eligible to participate in the Automatic Option Grant Program in accordance with the eligibility provisions of Article One.

J. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

K. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

L. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

          (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          (iii) For purposes of any option grants made on the Underwriting Date, the Fair Market Value shall be deemed to be equal to the price per share at which the Common Stock is to be sold in the initial public offering pursuant to the Underwriting Agreement.

          (iv) For purposes of any option grants made prior to the Underwriting Date, the Fair Market Value shall be determined by the Plan Administrator, taking into account such factors as it deems appropriate.

M. HOSTILE TAKE-OVER shall mean a change in ownership of the Corporation effected through the direct or indirect acquisition by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

N. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

O. INVOLUNTARY TERMINATION shall mean the termination of the Service of any individual which occurs by reason of:

          (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

          (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and participation in corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

P. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

Q.   1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

R. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

S. OPTIONEE shall mean any person to whom an option is granted under the Discretionary Option Grant or Automatic Option Grant Program.

T. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

U. PARTICIPANT shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

V. PERMANENT DISABILITY OR PERMANENTLY DISABLED shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for the purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

W. PLAN shall mean the Corporation's 1996 Stock Incentive Plan, as set forth in this document.

X. PLAN ADMINISTRATOR shall mean the particular entity, whether the Board, the Primary Committee or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

Y. PLAN EFFECTIVE DATE shall mean March 5, 1996, the date on which the Plan was adopted by the Board.

Z.   PREDECESSOR PLAN shall mean the Corporation's existing 1991 Stock Option
Plan.

AA. PRIMARY COMMITTEE shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to
Section 16 Insiders.

AB. SECONDARY COMMITTEE shall mean a committee of two (2) or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than
Section 16 Insiders.

AC. SECTION 12(g) REGISTRATION DATE shall mean the date on which the Common Stock was first registered under Section 12(g) of the 1934 Act.

AD. SECTION 16 INSIDER shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

AE. SERVICE shall mean the provision of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

AF. STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

AG. STOCK ISSUANCE AGREEMENT shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

AH. STOCK ISSUANCE PROGRAM shall mean the stock issuance program in effect under the Plan.

AI. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

AJ. TAKE-OVER PRICE shall mean the GREATER of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

AK. TAXES shall mean the Federal, state and local income and employment tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.

AL.  10% STOCKHOLDER shall mean the owner of stock (as determined under Code
Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

AM. UNDERWRITING AGREEMENT shall mean the agreement between the Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.

AN. UNDERWRITING DATE shall mean April 29, 1996, the date on which the Underwriting Agreement was executed and priced in connection with an initial public offering of the Common Stock.

                                 APPENDIX C

                                POLYCOM, INC.
                         EMPLOYEE STOCK PURCHASE PLAN

     I. PURPOSE OF THE PLAN. This Employee Stock Purchase Plan is intended to promote the interests of Polycom, Inc. by providing eligible employees with the opportunity to acquire a proprietary interest in the Corporation through participation in a payroll-deduction based employee stock purchase plan designed to qualify under Section 423 of the Code.

          Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

     II. ADMINISTRATION OF THE PLAN. The Plan Administrator shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Code Section 423. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan.

     III. STOCK SUBJECT TO PLAN.

          A. The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed one million (1,000,000) shares.

          B. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and class of securities issuable under the Plan, (ii) the maximum number and class of securities purchasable per Participant on any one Purchase Date and (iii) the number and class of securities and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits thereunder.

     IV.  OFFERING PERIODS.

          A. Shares of Common Stock shall be offered for purchase under the Plan through a series of successive offering periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.

          B. Each offering period shall be of such duration (not to exceed twenty-four (24) months) as determined by the Plan Administrator prior to the start date. However, the initial offering period shall commence at the Effective Time and terminate on the last business day in January 1998. The next offering period shall commence on the first business day in February 1998, and subsequent offering periods shall commence as designated by the Plan Administrator.

          C. Each offering period shall be comprised of a series of one or more successive Purchase Intervals. Purchase Intervals shall run from the first business day in February each year to the last business day in July of the same year and from the first business day in August each year to the last business day in January of the following year. However, the first Purchase Interval in effect under the initial offering period shall commence at the Effective Time and terminate on the last business day in January 1997.

     V.   ELIGIBILITY.

          A. An individual who is an Eligible Employee may enter an offering period under the Plan on any Quarterly Entry Date within that offering period, provided he or she remains an Eligible Employee on that date. The date an individual enters an offering period shall be designated his or her Entry Date for purposes of that offering period.

          B. To participate in the Plan for a particular offering period, the Eligible Employee must complete the enrollment forms prescribed by the Plan Administrator (including a stock purchase agreement and a payroll deduction authorization) and file such forms with the Plan Administrator (or its designate) on or before his or her scheduled Entry Date.

     VI.  PAYROLL DEDUCTIONS.

          A. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock during an offering period may be any multiple of one percent (1%) of the Cash Compensation paid to the Participant during each Purchase Interval within that offering period, up to a maximum of ten percent (10%). The deduction rate so authorized shall continue in effect throughout the offering period, except to the extent such rate is changed in accordance with the following guidelines:

              1. The Participant may, at any time during the offering period, reduce his or her rate of payroll deduction to become effective as soon as possible after filing the appropriate form with the Plan
Administrator. The Participant may not, however, effect more than one (1) such reduction per Purchase Interval.

              2. The Participant may, prior to the commencement of any new Purchase Interval within the offering period, increase the rate of his or her payroll deduction by filing the appropriate form with the Plan Administrator.
 The new rate (which may not exceed the ten percent (10%) maximum) shall become effective as of the start date of the first Purchase Interval following the filing of such form.

          B. Payroll deductions shall begin on the first pay day following the Participant's Entry Date into the offering period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of that offering period. The amounts so collected shall be credited to the Participant's book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from the Participant shall not be held in any segregated account or trust fund and may be commingled with the general assets of the Corporation and used for general corporate purposes.

          C. Payroll deductions shall automatically cease upon the termination of the Participant's purchase right in accordance with the provisions of the Plan.

          D. The Participant's acquisition of Common Stock under the Plan on any Purchase Date shall neither limit nor require the Participant's acquisition of Common Stock on any subsequent Purchase Date, whether within the same or a different offering period.

     VII. PURCHASE RIGHTS.

          A. GRANT OF PURCHASE RIGHT. A Participant shall be granted a separate purchase right for each offering period in which he or she participates. The purchase right shall be granted on the Participant's Entry Date into the offering period and shall provide the Participant with the right to purchase shares of Common Stock, in a series of successive installments over the remainder of such offering period, upon the terms set forth below. The Participant shall execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

          Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any Corporate Affiliate.

          B. EXERCISE OF THE PURCHASE RIGHT. Each purchase right shall be automatically exercised in installments on each successive Purchase Date within the offering period, and shares of Common Stock shall accordingly be purchased on behalf of each Participant (other than Participants whose payroll deductions have previously been refunded pursuant to the Termination of Purchase Right provisions below) on each such Purchase Date. The purchase shall be effected by applying the Participant's payroll deductions for the Purchase Interval ending on such Purchase Date to the purchase of whole shares of Common Stock at the purchase price in effect for the Participant for that Purchase Date.

          C. PURCHASE PRICE. The purchase price per share at which Common Stock will be purchased on the Participant's behalf on each Purchase Date within the offering period shall not be less than eighty-five percent (85%) of the LOWER of (i) the Fair Market Value per share of Common Stock on the Participant's Entry Date into that offering period or (ii) the Fair Market Value per share of Common Stock on that Purchase Date. However, for each Participant whose Entry Date is other than the start date of the offering period, the clause (i) amount shall in no event be less than the Fair Market Value per share of Common Stock on the start date of that offering period.

          D. NUMBER OF PURCHASABLE SHARES. The number of shares of Common Stock purchasable by a Participant on each Purchase Date during the offering period shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the Purchase Interval ending with that Purchase Date by the purchase price in effect for the Participant for that Purchase Date. However, the maximum number of shares of Common Stock purchasable per Participant on any one Purchase Date shall not exceed Seven Hundred Fifty (750) shares, subject to periodic adjustments in the event of certain changes in the Corporation's capitalization.

          E. EXCESS PAYROLL DEDUCTIONS. Any payroll deductions not applied to the purchase of shares of Common Stock on any Purchase Date because they are not sufficient to purchase a whole share of Common Stock shall be held for the purchase of Common Stock on the next Purchase Date. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable by the Participant on the Purchase Date shall be promptly refunded.

          F. TERMINATION OF PURCHASE RIGHT. The following provisions shall govern the termination of outstanding purchase rights:

              1. A Participant may, at any time prior to the next scheduled Purchase Date in the offering period, terminate his or her outstanding purchase right by filing the appropriate form with the Plan Administrator (or its designate), and no further payroll deductions shall be collected from the Participant with respect to the terminated purchase right. Any payroll deductions collected during the Purchase Interval in which such termination occurs shall, at the Participant's election, be immediately refunded or held for the purchase of shares on the next Purchase Date. If no such election is made at the time such purchase right is terminated, then the payroll deductions collected with respect to the terminated right shall be refunded as soon as possible.

              2. The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the offering period for which the terminated purchase right was granted. In order to resume participation in any subsequent offering period, such individual must re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before his or her scheduled Entry Date into that offering period.

              3. Should the Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status) while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and all of the Participant's payroll deductions for the Purchase Interval in which the purchase right so terminates shall be immediately refunded. However, should the Participant cease to remain in active service by reason of an approved unpaid leave of absence, then the Participant shall have the right, exercisable up until the last business day of the Purchase Interval in which such leave commences, to
(a) withdraw all the payroll deductions collected to date on his or her behalf for that Purchase Interval or (b) have such funds held for the purchase of shares on his or her behalf on the next scheduled Purchase Date. In no event, however, shall any further payroll deductions be collected on the Participant's behalf during such leave. Upon the Participant's return to active service, his or her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began, unless the Participant withdraws from the Plan prior to his or her return.

          G. CORPORATE TRANSACTION. Each outstanding purchase right shall automatically be exercised, immediately prior to the effective date of any Corporate Transaction, by applying the payroll deductions of each Participant for the Purchase Interval in which such Corporate Transaction occurs to the purchase of whole shares of Common Stock at a purchase price per share equal to eighty-five percent (85%) of the LOWER of (i) the Fair Market Value per share of Common Stock on the Participant's Entry Date into the offering period in which such Corporate Transaction occurs or (ii) the Fair Market Value per share of Common Stock immediately prior to the effective date of such Corporate Transaction. However, the applicable limitation on the number of shares of Common Stock purchasable per Participant shall continue to apply to any such purchase, and the clause (i) amount above shall not, for any Participant whose Entry Date for the offering period is other than the start date of that offering period, be less than the Fair Market Value per share of Common Stock on that start date.

          The Corporation shall use its best efforts to provide at least ten
(10) days prior written notice of the occurrence of any Corporate
Transaction, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of the Corporate Transaction.

          H. PRORATION OF PURCHASE RIGHTS. Should the total number of shares of Common Stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded.

          I. ASSIGNABILITY. The purchase right shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant.

          J. STOCKHOLDER RIGHTS. A Participant shall have no stockholder rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the Participant's behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.

     VIII. ACCRUAL LIMITATIONS.

          A. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right granted under this Plan and (ii) similar rights accrued under other employee stock purchase plans (within the meaning of Code Section 423) of the Corporation or any Corporate Affiliate, would otherwise permit such Participant to purchase more than Twenty-Five Thousand Dollars ($25,000) worth of stock of the Corporation or any Corporate Affiliate (determined on the basis of the Fair Market Value per share on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.

          B. For purposes of applying such accrual limitations to the purchase rights granted under the Plan, the following provisions shall be in effect:

               1. The right to acquire Common Stock under each outstanding purchase right shall accrue in a series of installments on each successive Purchase Date during the offering period on which such right remains outstanding.

               2. No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one (1) or more other purchase rights at a rate equal to Twenty-Five Thousand Dollars ($25,000) worth of Common Stock (determined on the basis of the Fair Market Value per share on the date or dates of grant) for each calendar year such rights were at any time outstanding.

          C. If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular Purchase Interval, then the payroll deductions which the Participant made during that Purchase Interval with respect to such purchase right shall be promptly refunded.

          D. In the event there is any conflict between the provisions of this Article and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article shall be controlling.

     IX.  EFFECTIVE DATE AND TERM OF THE PLAN.

          A. The Plan was adopted by the Board on March 5, 1996 and shall become effective at the Effective Time, PROVIDED no purchase rights granted under the Plan shall be exercised, and no shares of Common Stock shall be issued hereunder, until (i) the Plan shall have been approved by the stockholders of the Corporation and (ii) the Corporation shall have complied with all applicable requirements of the 1933 Act (including the registration of the shares of Common Stock issuable under the Plan on a Form S-8 registration statement filed with the Securities and Exchange Commission), all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock is listed for trading and all other applicable requirements established by law or regulation. In the event such stockholder approval is not obtained, or such compliance is not effected, within twelve (12) months after the date on which the Plan is adopted by the Board, the Plan shall terminate and have no further force or effect and all sums collected from Participants during the initial offering period hereunder shall be refunded.

          B. Unless sooner terminated by the Board, the Plan shall terminate upon the EARLIEST of (i) the last business day in February 2006,
(ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan or (iii) the date on which all purchase rights are exercised in connection with a Corporate Transaction. No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected, under the Plan following such termination.

     X. AMENDMENT OF THE PLAN. The Board may alter, amend, suspend or discontinue the Plan at any time to become effective immediately following the close of any Purchase Interval. However, the Board may not, without the approval of the Corporation's stockholders, (i) materially increase the number of shares of Common Stock issuable under the Plan or the maximum number of shares purchasable per Participant on any one Purchase Date, except for permissible adjustments in the event of certain changes in the Corporation's capitalization, (ii) alter the purchase price formula so as to reduce the purchase price payable for the shares of Common Stock purchasable under the Plan or (iii) materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility to participate in the Plan.

     XI.  GENERAL PROVISIONS.

          A. All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation.

          B. Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Corporation or any Corporate Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Corporate Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person's employment at any time for any reason, with or without cause.

          C. The provisions of the Plan shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

                                  SCHEDULE A
                                  ----------
                         CORPORATIONS PARTICIPATING IN
                         EMPLOYEE STOCK PURCHASE PLAN
                            AS OF THE EFFECTIVE TIME
                            ------------------------

                                 Polycom, Inc.

                                   APPENDIX
                                   --------

The following definitions shall be in effect under the Plan:

     A. CASH COMPENSATION shall mean the (i) regular base salary paid to a Participant by one or more Participating Companies during such individual's period of participation in one or more offering periods under the Plan, plus
(ii) any pre-tax contributions made by the Participant to any Code Section 401(k) salary deferral plan or any Code Section 125 cafeteria benefit program now or hereafter established by the Corporation or any Corporate Affiliate, plus (iii) all of the following amounts to the extent paid in cash: overtime payments, bonuses, commissions, profit-sharing distributions and other incentive-type payments. However, Eligible Earnings shall NOT include any contributions (other than Code Section 401(k) or Code Section 125 contributions) made on the Participant's behalf by the Corporation or any Corporate Affiliate to any deferred compensation plan or welfare benefit program now or hereafter established.

     B.   BOARD shall mean the Corporation's Board of Directors.

     C.   CODE shall mean the Internal Revenue Code of 1986, as amended.

     D.   COMMON STOCK shall mean the Corporation's common stock.

     E. CORPORATE AFFILIATE shall mean any parent or subsidiary corporation of the Corporation (as determined in accordance with Code Section 424), whether now existing or subsequently established.

     F. CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

               (a) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

               (b) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation.

     G. CORPORATION shall mean Polycom, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Polycom, Inc. which shall by appropriate action adopt the Plan.

     H. EFFECTIVE TIME shall mean the time at which the Underwriting Agreement is executed and finally priced. Any Corporate Affiliate which becomes a Participating Corporation after such Effective Time shall designate a subsequent Effective Time with respect to its employee-Participants.

     I. ELIGIBLE EMPLOYEE shall mean any person who is employed by a Participating Corporation on a basis under which he or she is regularly expected to render more than twenty (20) hours of service per week for more than five (5) months per calendar year for earnings considered wages under Code Section 3401(a).

     J. ENTRY DATE shall mean the date an Eligible Employee first commences participation in the offering period in effect under the Plan. The earliest Entry Date under the Plan shall be the Effective Time.

     K. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

               (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

               (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

               (iii) For purposes of the initial offering period which begins at the Effective Time, the Fair Market Value shall be deemed to be equal to the price per share at which the Common Stock is sold in the initial public offering pursuant to the Underwriting Agreement.

     L.   1933 ACT shall mean the Securities Act of 1933, as amended.

     M. QUARTERLY ENTRY DATE shall mean the first business day in February, May, August and November each year on which an Eligible Employee may first enter an offering period.

     N. PARTICIPANT shall mean any Eligible Employee of a Participating Corporation who is actively participating in the Plan.

     O. PARTICIPATING CORPORATION shall mean the Corporation and such Corporate Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees. The Participating Corporations in the Plan as of the Effective Time are listed in attached Schedule A.

     P. PLAN shall mean the Corporation's Employee Stock Purchase Plan, as set forth in this document.

     Q. PLAN ADMINISTRATOR shall mean the committee of two (2) or more Board members appointed by the Board to administer the Plan.

     R. PURCHASE DATE shall mean the last business day of each Purchase Interval. The initial Purchase Date shall be January 31, 1996.

     S. PURCHASE INTERVAL shall mean each successive six (6) month period within the offering period at the end of which there shall be purchased shares of Common Stock on behalf of each Participant.

     T. STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

     U. UNDERWRITING AGREEMENT shall mean the agreement between the Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.

                                      -2-